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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 13, 1998

                                  PACIFIC BELL

                            A CALIFORNIA CORPORATION

                           COMMISSION FILE NO. 1-1414

                   IRS EMPLOYER IDENTIFICATION NO. 94-0745535

                            140 NEW MONTGOMERY ST.
                       SAN FRANCISCO, CALIFORNIA 94105

                       TELEPHONE NUMBER (415) 542-9000



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Item 7. Financial Statements and Exhibits.

Pacific Bell is filing herewith the following exhibits:

         (c)      Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

1 Underwriting Agreement, dated February 10, 1998, between Pacific Bell and Bear, Stearns & Co. Inc., as representative of the several Underwriters named in Schedule II thereto.

2                   By-laws of Pacific Bell, as amended November 10, 1997.

4-a Pacific Bell Officers' Certificate for 6 1/8% Notes due February 15, 2008, dated February 10, 1998, pursuant to
                    Section 2.02(a) of the Indenture.

4-b                 Form of 6 1/8% Global Note due February 15, 2008.


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                                                     SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Pacific Bell

                                           /s/ Donald E. Kiernan
                                          --------------------------------
                                          Donald E. Kiernan
                                          Vice-President


February 13, 1998




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

1 Underwriting Agreement, dated February 10, 1998, between Pacific Bell and Bear, Stearns & Co. Inc., as representative of the several Underwriters named in Schedule II thereto.

2                   By-laws of Pacific Bell, as amended November 10, 1997.

4-a Pacific Bell Officers' Certificate for 6 1/8% Notes due February 15, 2008, dated February 10, 1998, pursuant to
                    Section 2.02(a) of the Indenture.

4-b                 Form of 6 1/8% Global Note due February 15, 2008.